PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                            THE PHOENIX EDGE(R)- VUL

       SUPPLEMENT TO THE STATEMENT OF INFORMATION (SAI) DATED MAY 1, 2004

--------------------------------------------------------------------------------
The following replaces the first and second paragraphs under the section titled "Sales of Policies" in the SAI:

PEPCO serves as national distributor of the policies pursuant to an underwriting agreement dated November 1, 2000. PEPCO, a Connecticut corporation incorporated on July 16, 1968, is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), a wholly-owned subsidiary of The Phoenix Companies, Inc. PEPCO is located at 56 Prospect Street, Hartford, Connecticut.

Policies also may be purchased from other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. PHL Variable will pay a maximum total sales commission of 50% of premiums. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.
--------------------------------------------------------------------------------

Dated: July 15, 2004           Please keep this supplement for future reference.






TF865